UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

Schedule 14A
(Rule 14a-101)

_____________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

MAWSON INFRASTRUCTURE GROUP INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Stockholders of Mawson Infrastructure Group Inc.,

You are cordially invited to attend the Annual Meeting of the Stockholders (the “2024 Annual Meeting”) of Mawson Infrastructure Group Inc. (the “Company”).

The 2024 Annual Meeting will be held on:

•        June 12, 2024, 4:00pm Eastern Time

You can attend the 2024 Annual Meeting via the virtual meeting portal at:

Meeting link: meetnow.global/MYRDZU5

The Board of Directors of the Company (the “Board”) has decided to hold the 2024 Annual Meeting entirely online via the virtual meeting portal which will be conducted via live webcast. This is important because it enables the Company’s stockholders to participate in the 2024 Annual Meeting from any location, and it also reduces the carbon footprint of the Company’s activities.

Further instructions on how to attend and participate in the virtual meeting are included in these materials.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to participate in the 2024 Annual Meeting, the prompt execution and return of your proxy card or vote over the telephone or Internet as instructed in these materials as promptly as possible will ensure that your shares are represented at the meeting and minimize the cost of proxy solicitation. Thank you for your continued support.

You will be asked to vote upon the following proposals at the 2024 Annual Meeting:

1.      Approve and ratify the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

2.      Approve the election of four (4) nominees as directors of the Company, each of whom are currently serving on the Board, to serve until the 2025 annual meeting of stockholders —

(i)     Ryan Costello (Board Chair and Director);

(ii)    Rahul Mewawalla (CEO, President, and Director);

(iii)   Greg Martin (Director);

(iv)   Michael Hughes (Director)

3.      Adopt the 2024 Omnibus Equity Incentive Plan approved by the Board of Directors on April 9, 2024.

Any other business will be transacted as may properly come before the 2024 Annual Meeting or any adjournments thereof.

The Board of Directors unanimously recommends that you vote “FOR” each of the above 3 proposals.

The Board of Directors recommends you vote (1) FOR the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (2) FOR the four (4) director nominees and (3) FOR the adoption of the 2024 Omnibus Equity Plan.

The Board of Directors has fixed April 29, 2024, as the record date for determining those stockholders entitled to receive notice of, and to vote at, the 2024 Annual Meeting, or any postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the 2024 Annual Meeting.

Please review the attached Notice of Meeting and Proxy Statement for more detail and explanation of the proposals to be considered at the 2024 Annual Meeting.

Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card by Internet voting as described on your proxy card.

We thank you and appreciate your support.

By Order of the Board of Directors,
/s/ Rahul Mewawalla	/s/ Ryan Costello
Rahul Mewawalla	Ryan Costello
Chief Executive Officer, President, and Director	Board Chair and Director

NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	June 12th, 2024, 4:00 pm Eastern Time
Place:	Virtual Meeting Portal: Meeting link: meetnow.global/MYRDZU5
Items of Business:

1.      Approve and ratify the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

2.      Approve the election of four (4) nominees as directors of the Company, each of whom currently serve on the Board, to serve until the 2025 annual meeting of stockholders —

(i)     Ryan Costello

(ii)    Rahul Mewawalla

(iii)   Greg Martin

(iv)   Michael Hughes

4.      Adopt 2024 Omnibus Equity Incentive Plan approved by the Board of Directors on April 9, 2024.

In addition, we will transact such other business as may properly come before the 2024 Annual Meeting or any adjournments of the 2024 Annual Meeting.

Who Can Vote:	Stockholders of record at the close of business on April 29th, 2024, are entitled to notice of and to vote at the 2024 Annual Meeting and any postponements or adjournments thereof.
Important Notice regarding Proxy Materials:

This Notice presents an overview of the complete Proxy Statement accompanying this Notice, which is part of this Notice. The Proxy Statement and our Annual Report are available on our website, www.mawsoninc.com, the Securities and Exchange Commission’s website, www.sec.gov and at www.edocumentview.com/MIGI.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to participate in the 2024 Annual Meeting, the prompt execution and return of your proxy card or vote over the telephone or Internet as instructed in these materials as promptly as possible will ensure that your shares are represented at the meeting and minimize the cost of proxy solicitation. Thank you for your continued support.

The Board of Directors recommends you vote (1) FOR the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (2) FOR the director nominees and (3) FOR the adoption of the 2024 Omnibus Equity Plan.

By Order of the Board of Directors,

/s/ Rahul Mewawalla	/s/ Ryan Costello
Rahul Mewawalla	Ryan Costello
Chief Executive Officer, President, and Director	Board Chair and Director

i

MAWSON INFRASTRUCTURE GROUP INC.

950 Railroad Ave., Midland, PA 15059

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

June 12, 2024, 4:00 pm Eastern Time

This Proxy Statement contains information about the 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) of Mawson Infrastructure Group Inc. (referred to in this proxy statement as “Mawson”, “the Company”, “we”, “our” or “us”).

The 2024 Annual Meeting will be held virtually on —

June 12, 2024, 4:00 pm Eastern Time

You can attend the 2024 Annual Meeting via the virtual meeting portal at:

Meeting link: meetnow.global/MYRDZU5

Holding the 2024 Annual Meeting online enables our stockholders to participate from any location with internet connectivity, enhances accessibility for all stockholders, and reduces the carbon footprint of our activities. The 2024 Annual Meeting has been designed to provide the same rights to participate as stockholders would have at an in-person meeting. Information on how to participate in this year’s virtual Meeting can be found below.

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2024 Annual Meeting and at any adjournment of that 2024 Annual Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials are first being made available to stockholders on or about April 30, 2024 and are also available online at www.mawsoninc.com, the Securities and Exchange Commission’s website, www.sec.gov, and www.edocumentview.com/MIGI. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all the information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT ATTENDING THE 2024 ANNUAL MEETING AND VOTING

Instructions on How to Attend the 2024 Annual Meeting

To participate in the 2024 Annual Meeting, you must access the Virtual Meeting Portal using the link:

Meeting link: meetnow.global/MYRDZU5

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Mawson Infrastructure Group Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 7, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare
Mawson Infrastructure Group Inc Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.

What is the purpose of the 2024 Annual Meeting?

Our 2024 Annual Meeting will be held to vote on the following proposals:

1.      To approve and ratify the appointment of Wolf & Company PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

2.      To elect as directors the four (4) nominees named in this Proxy Statement to serve until the 2025 Annual Meeting of Stockholders; and,

3.      Adopt 2024 Omnibus Equity Incentive Plan approved by the Board of Directors on April 9th, 2024.

In addition, we will transact such other business as may properly come before the Meeting or any adjournments of the meeting.

This Proxy Statement provides detailed information about each of the proposals.

Who can vote?

You may vote if you were a stockholder of Mawson as of the close of business on the record date, April 29th, 2024.

As of the record date, there were 17,518,483 shares of our Common Stock outstanding.

How many votes do I have?

Each share of our Common Stock that you own on the record date entitles you to one vote on each matter subject to a vote. There is no cumulative voting rights with respect to the election of directors.

Current directors and current executive officers as of the record date of Mawson own or control the voting of approximately 952,680 shares of Common Stock at the record date, representing approximately 5.44% of the total outstanding voting shares at the record date. We expect all of these shares will be voted FOR all of the proposals as described in this Proxy Statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.      You may vote by Mail:     You may vote by completing, signing and mailing a printed proxy card enclosed with this Proxy Statement. You can request delivery of a copy of the Proxy Statement and related materials by contacting Computershare. You can go to www.investorvote.com/MIGI, or send an email to investorvote@computershare.com with “Proxy Materials MAWSON INFRASTRUCTURE GROUP INC.” in the subject line, include your full name and address, plus the number located in the shaded bar on the ‘Notice Regarding the Availability of Proxy Materials’ sent to you, and state that you want to receive a paper copy of the Meeting materials. To facilitate timely delivery, requests for a paper copy of Meeting materials must be received no later May 31, 2024. The shares you own will be voted according to your instructions on the proxy card. If you return the proxy card, but do not give any instructions on a particular proposal described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

2.      You may vote Online or Electronically:    If you hold your shares on the books of Computershare you may vote over the Internet as instructed on the Notice you received in the mail by accessing www.investorvote.com/MIGI and following the online instructions. If you hold your shares with a Bank or Broker you may vote over the Internet as instructed on the Notice you received in the mail by accessing www.proxyvote.com and following the online instructions. The shares you own will be voted according to your instructions on the proxy card you submit electronically. If you return the proxy card, but do not give any instructions on a particular proposal described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

3.      You may ask questions or vote over the Phone:    You may toll-free call Georgeson LLC at (866) 548-2507.

4.      You may vote during the 2024 Annual Meeting:    If you attend the 2024 Annual Meeting you may vote during the 2024 Annual Meeting.

In order to vote your shares during the 2024 Annual Meeting, you will need the 15-digit control number included on your Notice of Internet availability of the Meeting materials, on your proxy card or on the instructions that accompanied your Meeting materials.

If you own shares in street name, you may vote by providing your instructions to the bank, brokerage firm or other nominee holding the shares on your behalf. If you wish to participate in and vote during the 2024 Annual Meeting you are required to contact your bank, broker or other nominee and obtain a “legal proxy”.

How does the Board of Directors recommend that I vote on the proposals?

The Board unanimously recommends that you vote as follows:

•        “FOR” ratification of the appointment of Wolf & Company PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (See Proposal No. 1);

•        “FOR” the election of the four director nominees named in this Proxy Statement as directors for a term expiring at the 2025 Annual Meeting of Stockholders (See Proposal No. 2);

•        “FOR” the adoption of the 2024 Equity Incentive Plan (See Proposal No. 3).

At the time this Proxy Statement was printed, we knew of no matters other than those discussed in this Proxy Statement that needed to be voted on at the 2024 Annual Meeting.

Is my vote important?

Your vote is important to us no matter how many shares you own. If too few stockholders attend the meeting or return their proxy card, the required quorum may not be achieved, and the meeting may need to be adjourned, causing the Company to incur unnecessary costs. We encourage you to take the time to return your proxy card or to vote via the Internet or via toll-free phone per the instructions. The instructions on how to vote are contained in this Proxy Statement and in the Meeting materials you received. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Who can I call if I have questions, such as about the Annual Meeting?

If you have questions about the proposals or if you need assistance in voting you can contact the Company’s proxy solicitor firm Georgeson LLC in New York, NY:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Shareholders, Banks and Brokers

Call Toll Free:

(866) 548-2507

What if I return a proxy card, but do not make specific choices?

Any proxy card returned without directions given will be voted in accordance with the recommendations of our Board of Directors.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

Proposal No. 1 is considered a routine matter for which brokerage firms may (or may not) vote shares for which they have not received voting instructions. In recent years, several large brokerage firms have announced that they have eliminated discretionary voting for even routine matters. Therefore, if you hold your shares through a brokerage firm, then your shares might not be voted, even for routine matters if you do not give a voting instruction to your broker. If too few stockholders attend the meeting or return their proxy card, the required quorum may not be achieved, and the meeting may need to be adjourned, causing the Company to incur unnecessary costs (see below). Therefore, we encourage every stockholder to take the time to return your proxy card and to vote.

All other Proposals are considered “non-routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on this proposal. This is called a “broker non-vote”.

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

If you own common stock in your own name, you may revoke your proxy or change your voting instructions before the 2024 Annual Meeting by delivering to the Corporate Secretary of Mawson a written notice of revocation or a duly executed proxy bearing a later date, or you may change your vote during the 2024 Annual Meeting. If you hold common stock in street name you may revoke or change your voting instructions by contacting the bank, brokerage firm or other nominee holding the shares on your behalf.

How can I access the Proxy Materials over the internet?

You may view and download our Proxy Materials, including the Annual Report on Form 10-K for the year ended December 31, 2023, and the Notice of Meeting by accessing www.edocumentview.com/MIGI, the Securities and Exchange Commission’s website, www.sec.gov, or the Company’s website, www.mawsoninc.com.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of Mawson’s Board of Directors. Mawson will pay for the cost of solicitation of proxies. In addition to solicitation by mail, Mawson’s directors, officers, and employees may also solicit proxies from stockholders by telephone, electronically or in person. The Company has also retained Georgeson LLC to assist the Company with the solicitation of proxies for a fee of $13,500 plus reimbursement for out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send the Proxy Materials to beneficial owners. Mawson will, upon request, reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Meeting. A quorum will be present if the holders of shares of Mawson entitled to cast at least 33⅓ percent (33.33%) of the total votes entitled to be cast by the holders of all outstanding capital stock of Mawson, are present in person or by proxy. On the record date, there were 17,518,483 shares of Common Stock outstanding. Thus, 5,839,495 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the 2024 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the 2024 Annual Meeting will be adjourned until a quorum is obtained. The Company will incur unnecessary costs if it is required to adjourn the meeting.

What vote is required for each item to pass?

1.      Ratification of the appointment of Wolf & Company PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024

The affirmative vote of a majority of the votes cast “FOR” this proposal is required, on a non-binding, advisory basis, to ratify the appointment of the Company’s independent registered public accounting firm. Brokerage firms have authority to vote stockholders’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, a broker non-vote will result. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. Please note that Mawson is not required to obtain the approval of stockholders to appoint the Company’s independent registered public accounting firm, and as such this vote is advisory only.

2.      Election of Directors

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote. There are four (4) nominees for election and four (4) positions to be filled; this means that the four (4) individuals receiving the most votes will be elected. Abstentions and broker non-votes will not be relevant to the outcome, though abstentions and votes “withheld” are counted for the purpose of establishing a quorum for the meeting.

3.      Adoption of the 2024 Omnibus Equity Incentive Plan

The affirmative vote of a majority of the votes cast “FOR” this proposal is required to approve the adoption of the 2024 Omnibus Equity Incentive Plan. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Other than the auditor proposal, all proposals above are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker is entitled to vote your shares with respect to proposal number 1 because that proposal is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. In recent years, several large brokerage firms have announced that they have eliminated discretionary voting for “routine” matters. Therefore, we encourage every stockholder to vote their shares.

What is “householding”?

The rules of the Securities and Exchange Commission (“SEC”) permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may household your materials based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes consent.

If you would like to receive your own copy of the Proxy Statement and related materials now or in the future, or if you share an address with another Mawson stockholder and together both of you would like to receive only a single set of proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s).

How and when may I submit a stockholder proposal for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 950 Railroad Ave., Midland, PA 15059 or legal@mawsoninc.com. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposal must be received by our Corporate Secretary by December 31, 2024 (that is 120 days prior to the one-year anniversary of the filing date of this proxy) for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary by no later than March 16, 2025 and no earlier than February 14, 2025, in order to be considered timely (that is, no later than 45 days and no earlier than 75 days prior to the 1 year anniversary of the proxy filing date.

Notwithstanding the foregoing, if the date of the 2025 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the 2024 Annual Meeting of Stockholders, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a nominating stockholder or nominating stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

The deadline for providing notice of a proxy solicitation in support of director nominees, other than the Company’s nominees, at the 2025 annual meeting of stockholders, is the later of: (i) 25 calendar days prior to the 2025 annual meeting of stockholders; or (ii) 5 calendar days after the date on which the Company files its definitive proxy statement for the 2025 annual meeting, and must include the information required by Rule 14a-19 of the Exchange Act.

You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. For example, to submit a stockholder proposal or nominate a board candidate, you must hold more than 5% of the outstanding common stock of the Company. Notices must be sent between 45 and 75 days of the anniversary of the date this year’s proxy materials were sent to stockholders, and the business must be a proper matter for stockholder action under Delaware law.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our 2024 Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the 2024 Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 29, 2024, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of each class, (ii) each of our directors, new director nominees and named executive officers, and (iii) all of our executive officers, directors and new director nominees as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the stockholders for their approval at the 2024 Annual Meeting.

The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after April 29, 2024 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address(1)	Shares of Common Stock Beneficially Owned	Percent of Common Stock(2)
5% Stockholders	—	—
N/A	*	*
Directors, New Director Nominee and Other Named Executive Officers
Ryan Costello	*	*
Rahul Mewawalla	873,772	4.99
Greg Martin	9,312	0.05
Michael Hughes(3)	69,596	0.40
James Manning(4)	1,482,499	8.46
Liam Wilson(5)	264,112	1.51
William ‘Sandy’ Harrison	*	*
Craig Hibbard	*	*
Current executive officers and directors as a group (6 persons)	952,680	5.44%

____________

(1)      Address for each named person is c/o 950 Railroad Ave., Midland, PA 15059 with the exemption of James Manning and Liam Wilson. Mr. Manning was an executive of the company until May 22, 2023 and director until August 22, 2023. Mr. Wilson was an executive of the company until July 14, 2023.

(2)      Based on 17,518,484 shares of Common Stock outstanding as of the record date.

(3)      This number is a combination of shares owned directly by Mr. Michael Hughes, and by Michael Hughes Family Trust, Mr. Hughes’s spouse, Jane McDonald Hughes and by Roscommon Capital Pty Ltd.

(4)      Represents shares as disclosed in previous filings by Mr. Manning as being beneficially owned (directly and indirectly) by Mr. Manning. Includes shares held by Manning Capital Holdings Pty Ltd, Defender Equities Pty Ltd, Robbins Estate Pty Ltd, and Woodville Super Pty Ltd. The Company does not have current or updated information on Mr. Manning shares.

(5)      Represents shares as disclosed in previous filings as being beneficially owned (directly and indirectly) by Mr. Wilson. The Company does not have current or updated information on Mr. Wilson’s shares.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. All reports were timely filed during the fiscal year ended December 31, 2023, except for the filings listed below. Each of these forms have subsequently been filed with the SEC.

Form 3 filed late on November 24, 2023, reporting the initial beneficial ownership of securities of William “Sandy” Harrison, Chief Financial Officer. It was due on July 14, 2023. This late filing was due to a delay in obtaining a CIK number by Mr. Harrison to enable the filing to be submitted.

CHANGE IN CONTROL

Restricted Stock Units and options issued to officers, employees, directors, or contractors under the 2021 Plan (see below for more information) will typically be deemed to have been earned, vest and automatically exercised in full immediately prior to a Change in Control. ‘Change in Control’ is defined in the 2021 Plan to include a number of transactions, such as a person acquiring ownership of at least 50% of the total voting power of the stock of the Company, a majority of the Board is replaced by members of the Board during a twelve (12) month period and those new directors are not endorsed by a majority of the prior Board; and a change in ownership of a substantial portion of the Company’s assets that have a total gross fair market value equal to at least 50% of the total gross fair market value of all of the assets of the Company.

There are no confirmed arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

CORPORATE GOVERNANCE

Board of Directors

We believe that good corporate governance is essential to ensure that Mawson is managed for the long-term benefit of our stockholders. Our Board of Directors is responsible for establishing our corporate policies and overseeing the management of the Company to serve the best interests of our stockholders. Senior management, including our Chief Executive Officer and President are responsible for our day-to-day operations. The Board evaluates corporate performance and approves, among other things, overall corporate strategies, objectives, operating plans, significant policies, and major commitments of corporate resources. The Board, assisted by its Compensation Committee, also evaluates our named executive officers, including determining their compensation and related matters.

Committees of the Board

Our Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are described below. The Board has determined that all the members of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 of the Exchange Act. The Charters of each of the Audit, Compensation and Nominating and Corporate Governance Committees have been published and are available on the Company’s website, at www.mawsoninc.com.

Audit Committee

The Audit Committee met six times in 2023. During 2023, the members of the Audit Committee were Michael Hughes (Chair), Greg Martin, and Rahul Mewawalla until his appointment as CEO and President on May 22, 2023 and subsequently since October 2, 2023, were Michael Hughes (Chair), Ryan Costello, and Greg Martin. The Audit Committee is responsible for assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, including the integrity of the financial statements, and the independent auditors’ qualifications and independence, overseeing the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement, retaining and terminating the Company’s independent auditors, approving in advance all audit and permissible non-audit services to be performed by the independent auditors, reviewing the adequacy and effectiveness of the Company’s internal controls disclosure controls and procedures, and complaints processes, reviewing internal audit matters (as applicable), performing the legislated role of qualified legal compliance committee, reviewing and discussing the Company’s practices with respect to risk assessment and risk management and performing such other functions as required by applicable law, including the rules and regulations of the SEC and the listing standards of the NASDAQ Stock Market. The Audit Committee is also tasked with developing a Company policy on approval of related party transactions and reviewing and recommending to the Board for approval any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K).

The Nominating and Corporate Governance Committee, with concurrence from the Board, determined that Greg Martin meets the definition of an “audit committee financial expert” within the meaning of SEC rules and is considered “independent” under applicable The NASDAQ Stock Market listing standards for audit committee members.

The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting, or other advisors as it deems necessary to carry out its duties.

The Audit Committee’s charter is available at the Company’s website, at www.mawsoninc.com.

Compensation Committee

The Compensation Committee met eight times during 2023. During 2023 the members of the Compensation Committee were Greg Martin (Chair), Michael Hughes and Rahul Mewawalla until his appointment as CEO and President on May 22, 2023 and subsequently since October 2, 2023 were Ryan Costello (Chair), Michael Hughes and Greg Martin. The Committee is responsible for reviewing and recommending compensation policies and programs, management, and corporate goals, as well as compensation for our named executive officers. It also takes responsibility for reviewing the compensation and benefits of directors. Its responsibilities include supervision and oversight of the administration of our incentive compensation and stock programs, as well as reviewing certain disclosures, reviewing, and recommending executive employment agreements (including as to severance and change in control clauses), annually assessing whether the work undertaken by consultants raises any conflict of interest, and to annually evaluate the adequacy of the Compensation Committee’s charter. The CEO makes recommendations to the Compensation Committee in respect of executive compensation. The Chair of the Compensation Committee makes recommendations to the Compensation Committee in respect of independent director compensation. The Compensation Committee’s Charter does not refer to the ability of the Committee to delegate its authority. The Compensation Committee also reviews the succession planning for the Company’s senior executive officers. The Compensation Committee is responsible for the administration of grants and awards to directors, officers, employees, consultants, and advisors under our equity plan.

The Compensation Committee’s Charter is available at the Company’s website, at www.mawsoninc.com.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee met two times in 2023. Greg Martin (Chair), Michael Hughes, and Rahul Mewawalla until his appointment as CEO and President on May 22, 2023 and subsequently since October 2, 2023, Greg Martin (Chair), Ryan Costello, and Michael Hughes, were the members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for actively seeking individuals qualified to become directors for recommendation to the Board, consistent with criteria identified by the Board, including retaining search firms to be used to identify director candidates and to approve the search firm’s fees and other retention terms and completing customary vetting procedures and background checks for individuals suggested for potential Board membership, monitoring and evaluating the contributions of directors, reporting at least annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year, and overseeing the Company’s corporate governance practices. The Nominating and Corporate Governance Committee also reviews stockholder proposals relating to corporate governance and other matters and recommends to the Board the Company’s response to such proposals.

The Nominating and Corporate Governance Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment relevant to the Company’s business and long-term goals; the highest integrity; complete loyalty to the interests of the Company and its stockholders; a willingness to devote the time necessary to fulfil their director’s duties and the ability to contribute to the insights and diversity of perspectives present in board deliberations, discussions, and decisions. The Nominating and Corporate Governance Committee will consider candidates meeting these criteria who are suggested by directors, management, stockholders, and other advisers hired to identify and evaluate qualified candidates. The Nominating and Corporate Governance Committee will regularly review the skills and experience it requires to carry out its functions properly and then consider director candidates or nominees based on the specific skills and experience required by the Board at the particular time. The Committee will seek to ensure that the Board includes a diverse set of backgrounds, expertise, opinions, skills, and experience. If stockholders wish to recommend candidates, they should follow the procedure set out in the section titled “How and when may I submit a stockholder proposal for next year’s annual meeting?” in these proxy materials.

The Nominating and Governance Committee’s charter is available at the Company’s website, at www.mawsoninc.com.

Board Determination of Director Independence

The Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, the Board has determined that all of the directors of the Company, other than Mr. Rahul Mewawalla, who is the Company’s CEO and President, are “independent directors” as defined by The NASDAQ Stock Market.

With respect to the Audit Committee, the Board has determined that Michael Hughes, Ryan Costello, and Greg Martin satisfy the independence standards established by Rule 10A-3 under the Exchange Act, and The NASDAQ Stock Market Rules, as applicable.

With respect to the Compensation Committee, the Board has determined that Ryan Costello, Michael Hughes and Greg Martin satisfy the independence standards established by Rule 10C-1 under the Exchange Act and The NASDAQ Stock Market Rules, as applicable.

With respect to the Nominating and Governance Committee, the Board also determined that Greg Martin, Ryan Costello and Michael Hughes satisfy the independence standards established by the Exchange Act and The NASDAQ Stock Market Rules, as applicable. In making such determinations, the Board considered the relationships that each such non-executive director or director nominee has with Mawson and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of common stock by each non-executive director.

Code of Ethics

We have adopted a Code of Ethics that applies to all our directors, officers, and employees. The Code of Ethics is publicly available on our website at www.mawsoninc.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will be disclosed on our website.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy also applies to all independent contractors or consultants who have access to material non-public information of the Company. The policy prohibits our directors, officers, employees, and relevant contractors and any entities they control from engaging in transactions in the Company’s securities including common stock, restricted stock units and options, if those persons are holding material non-public information. It includes a number of exemptions, such when there is a complying 10b5-1 plan in place. The policy also sets out particular blackout periods during which no trading may typically occur, typically around the dates quarterly and annual reports are being prepared, until after they are filed with SEC.

Clawback Policy

Our Board has adopted a Clawback Policy, which applies to all of our directors, officers, and employees, and this policy provides for certain circumstances and conditions pursuant to which there may be recoupment of certain specified compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws under certain specified conditions and circumstances as defined in this Policy which is designed to comply with Section 10D of the Exchange Act. The policy is attached and exhibited as Annex A.

Hedging Policy

At this time, the Company has not adopted a policy regarding the ability of officers, directors, and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset any decrease in the market value of the Company’s equity securities. The Board may consider adopting such a policy in the future.

Policies with Respect to Transactions with Related Persons

The Board has adopted a Related Party Transactions Policy. The Audit Committee is responsible for reviewing related party transactions in accordance with the Related Party Transactions Policy.

Our Related Party Transactions Policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent to which the Company may benefit from the transaction, the opportunity costs of not entering into the transaction, and the extent of the related person’s interest in the transaction.

Certain Relationships and Related Transactions

Except as set forth below with relation to Mr. James Manning, a former Board director and executive of the company, the Company did not participate in any other related party transactions during the fiscal year ended December 31, 2023, in which any of the Nominees, executive officers, any beneficial owner of more than 5% of our common stock, nor any of their immediate family members, had a direct or indirect material interest.

As set out above, our Audit Committee Charter requires that members of the Audit Committee, conduct a review of, and be responsible for the oversight of, all related party transactions on an ongoing basis in line with our Related Party Transaction Policy.

As previously noted in the Company’s SEC filing in the Quarterly report on form 10Q for period ending September 30, 2023, filed November 13, 2023, the Company’s Board Audit and Risk Committee commenced an investigation in the third quarter of 2023 into potential related party transactions involving former Board director and executive, Mr. James Manning. Following the investigation, the Audit Committee reported its initial findings to the Board on February 15, 2024. Based on the information obtained to date, the Audit Committee determined that there is a prima facie basis to conclude that Mr. Manning did not fully and properly disclose all his related party transactions to the Company.

It is the Company’s understanding that First Equity Advisory is a related party of Mr. Manning. Mr. Manning was a shareholder and officer in this entity while in office with the Company. On 15 September 2021, MIGPL entered into a Service & Charges Agreement with First Equity Advisory to provide tax services to the Company. Mawson paid First Equity Advisory $96,059 in 2023 under the Service & Charges Agreement to prepare 2023 tax documents. Manning Motorsports Pty Ltd is a related party of Mr. Manning. Mr. Manning was a shareholder and officer of Manning Motorsports. On 15 February 2022, Mawson Infrastructure Group Pty Ltd, a Company Australian subsidiary, and Manning Motorsport entered into a “vehicle rental agreement”, the Company as per the most recent information available, paid Manning Motorsport $57,924 in 2023 (for five months from January to May) to provide a personal vehicle to Mr. Manning. Flynt ICS Pty Limited (Flynt ICS) is a related-party entity of Mr. Manning. Mr. Manning’s affiliates and related entities acquired controlling interests in Flynt ICS. In 2023, The Company’s Australian subsidiaries Mawson Infrastructure Group Pty Ltd and MIG No.1 Pty Ltd paid Flynt ICS about $1,152,005 for shipping services in 2023, with additional payments in previous years. During 2023, Mawson AU paid Vertua Ltd about $155,230 and $170,806 respectively, for office costs charged with a mark-up. Mr. James Manning is a shareholder and a director of Vertua Ltd. Manning family members also own interests in Vertua Ltd. During 2023, Mawson AU paid Defender Investment Management Pty Ltd $362,770 in lieu of paying Mr. Manning certain compensation. Mr. Manning is a director of Defender Investment Management Pty Ltd. Manning family members have equity interests in and control Defender Investment Management Pty Ltd.

There may be additional related party transactions, one of which may be W Capital Advisors Pty Ltd. On September 2, 2022, Mawson AU entered into a Secured Loan Facility Agreement with W Capital Advisors Pty Ltd with a total loan facility of about $2.04 million. This was amended on September 29, 2022, and the loan facility was increased to about $5.45 million. As of December 31, 2023, about $1.14 million had been drawn down from this facility. Mr. James Manning has not signed a declaration of related party transactions to the Company’s satisfaction at the time of this filing. The Company’s Audit Committee commenced an investigation in the third quarter of 2023 into potential related party transactions involving Mr. Manning, including but not limited to Mr. Manning’s failure to appropriately disclose certain transactions, late or incomplete disclosure of certain transactions, and a failure to confirm to the Company’s satisfaction that the disclosures made were complete. Following the investigation, the Audit Committee reported its initial findings to the Board on February 15, 2024. Mr. Manning has failed to disclosure all his related party transactions and Mr. Manning has not provided a full disclosure of his related party transactions to the Company’s satisfaction. The Company’s Audit Committee continues to investigate Mr. Manning’s related party transactions given that Mr. Manning has not fully and properly disclosed all his related party transactions to the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our current directors or officers is a party and adverse to the Company or any of our subsidiaries, or has a material interest adverse to the Company or any of our subsidiaries, in any material proceedings. To the best of our knowledge, none of our directors or executive officers have been involved in any matters or proceedings during the past ten years as described in Item 401(f) of Regulation S-K that would be material to an evaluation of their ability or integrity in their roles. Such matters include bankruptcy, criminal, judicial or administrative proceedings that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, assessing, and recommending to the Board director nominees for each annual meeting of stockholders, and individuals to fill vacancies occurring between annual meetings of stockholders.

Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with us should direct their communication to the Corporate Secretary of the Company by email at legal@mawsoninc.com. The Corporate Secretary will forward communications intended for the Board to the Company’s board directors and/or to management. If multiple communications are received on a similar topic, the Corporate Secretary may forward only representative correspondence. Any communications that are abusive, in bad taste or present safety, security or other concerns may be handled differently.

Board Leadership Structure

The Board is responsible for the control and direction of the Company. The Board represents the stockholders, and its primary purpose is to focus on long-term stockholder value. The Board structure, which currently separates the positions of Board Chair and Chief Executive Officer, allows the Board Chair to focus on the management of the Board, and the CEO to focus on the management of the Company and the development and realization of its long-term strategic and operational objectives. Each of our independent directors bring their expertise to support overall strategy development of the Company collaborating with the management of the Company. Our independent directors bring governance, oversight, and experience from outside the Company. Our management brings strategic, operational, financial and technological leadership and expertise.

Executive Sessions

The independent directors of the Board meet from time to time as required, without the presence of management, for executive sessions as may be needed.

Meeting Attendance

During 2023, there were 27 meetings of the Board. In addition to participation at Board and Committee meetings, our directors discharge their responsibilities throughout the year through participation in numerous informal Board calls and other communications, including regular telephone, email, and in-person communications with the Chief Executive Officer and President, General Counsel, Corporate Secretary, Assistant Corporate Secretary, Chief Financial Officer, and others regarding matters of interest and concern to the Company.

We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are strongly encouraged to attend. All directors serving at the time attended our annual meeting of stockholders in 2023.

Risk Management

The Board plays an active role in overseeing the management of the Company’s risks. The Board regularly reviews information regarding credit, liquidity, and operations (including cyber-security), as well as the risks associated with each. The Board views risk management as the responsibility of all Company staff, and not a function that can be siloed or delegated to a single internal team. The Compensation Committee is responsible for overseeing the management of risks relating to compensation plans and arrangements. The Audit Committee oversees management of financial and operational risks and related party risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

We believe that any risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on the Company. Our programs reflect sound risk management practices including:

•        Use of restricted stock units, options, other incentives, and cash that provide a balance of incentives with fixed and variable components, including deferred remuneration; and

•        Equity incentive awards that generally vest and settle over time, so while the potential compensation related to equity incentive awards is tied directly to appreciation of our stock price, taking excessive risk for a short-term gain is discouraged because it would not maximize the value of equity incentive awards over the mid to long-term.

Criteria and Diversity

When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee takes into account the potential candidate’s integrity, business acumen, expertise, experience, commitment, diligence, conflicts of interest and ability to act in the best interests of all stockholders. The value of diversity on the Board is also considered by the Nominating and Corporate Governance Committee and the Company is committed to meeting all Nasdaq applicable guidelines related to diversity. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis pursuant to law.

Board Diversity Matrix (for Current Directors)

Total Number of Board Directors	Four (4)
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity		4

Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1 (Rahul Mewawalla)
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3 (Ryan Costello, Greg Martin, Michael Hughes)
Two or More Races or Ethnicities
LGBTQ+		—
Did Not Disclose Demographic Background		—

Board Skills Matrix (for Current Directors)

Skills and Expertise	Ryan Costello	Rahul Mewawalla	Greg Martin	Michael Hughes
Leadership	☑	☑	☑	☑
Public company corporate governance	☑	☑	☑	☑
Strategy and Operational expertise	☑	☑	☑	☑
Financial expertise and risk management	☐	☑	☑	☑
ESG	☑	☑	☑	☐
Technology and Digital	☑	☑	☑	☐
Innovation	☐	☑	☑	☐
People and culture	☑	☑	☑	☐
Digital assets	☑	☑	☑	☑
Capital markets and capital allocation	☑	☑	☑	☑
Computing, Data, HPC/AI	☐	☑	☐	☐
Cybersecurity	☐	☑	☑	☐
Growth Strategies, brand building, corporate communications	☐	☑	☑	☑
Mergers & Acquisitions and Investments	☑	☑	☑	☑
Public policy/government/regulatory	☑	☑	☑	☐

Report of the Audit Committee

The following Report of our Audit Committee (“Report”) does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is composed wholly of independent directors. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Company’s independent auditor is engaged to audit and report on the conformity of the Company’s financial statements to generally accepted accounting principles and the effectiveness of the Company’s internal control over financial accounting.

The Audit Committee reviewed and discussed with (i) management and the independent auditor, the audited financial statements for the fiscal year ended December 31, 2023, (ii) management, its assessment of the effectiveness of the Company’s internal control over financial reporting, and (iii) the independent auditor, its evaluation of the Company’s system of internal control over financial reporting.

The Audit Committee discussed with Wolf & Co, the Company’s independent auditor for the fiscal year ended December 31, 2023, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received, reviewed, and discussed the written disclosures and the letter from Wolf & Co required by applicable requirements of the PCAOB regarding Wolf & Co’s communications with the Audit Committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report filed on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

By the Audit Committee of the Board of Directors of Mawson Infrastructure Group Inc.

Michael Hughes Chair of the Audit Committee
Greg Martin
Ryan Costello

EXECUTIVE OFFICERS

The following are our executive officers, their ages as of April 29th, 2024, positions and offices held with the Company, and certain biographical information.

Rahul Mewawalla, age 45, has served as Chief Executive Officer and President of the Company since May 22, 2023, and has served as a director of the Company since January 31, 2023. Mr. Mewawalla is a technology, digital, product, and business leader with extensive strategic and operational leadership expertise across technology, internet, software, telecommunications, financial services, fintech, media, consumer, enterprise, digital and blockchain companies. He previously served as Chief Executive Officer and President of Xpanse Inc., a fintech, software, and technology company from 2020 to 2021, as Chief Digital Officer and Executive Vice President, Platforms and Technology Businesses at Freedom Mortgage Corporation, a national financial services company from 2020 to 2021, as Chief Executive Officer and President at Zenplace Inc., a software and technology platforms company from 2014 to 2020, as Vice President at Nokia Corporation, a global technology and telecommunications company from 2010 to 2012, as Vice President at General Electric Company’s NBCUniversal, a global digital platforms, media and diversified company from 2008 to 2010, and as Senior Director at Yahoo! Inc., a global internet and technology company from 2005 to 2008. In addition to his executive leadership roles, Mr. Mewawalla has also previously served as a board director with numerous NASDAQ-listed public companies, including as Chairman of the Board, Board Committee Chairman, Chairman of the Audit Committee, Chairman of the Compensation Committee, Nominating and Governance Committee Member, Special Committee Member, Strategic Transactions Committee Member and Board Director at publicly traded companies, including previously at Aquarius II Acquisition Corporation (Nasdaq: AQUB), Lion Group Holding (Nasdaq: LGHL), and Rocky Mountain Chocolate Factory Inc (Nasdaq: RMCF) and currently at Phunware, Inc. (Nasdaq: PHUN) and Four Leaf Acquisition Corporation (Nasdaq: FORL). Mr. Mewawalla previously served as an independent board director at SOS Children’s Villages USA, a philanthropic organization. He has also served as Senior Advisor to the San Francisco Mayor’s Office on Innovation, as Advisor to Stanford University’s Persuasive Technology Lab, and as Committee Chair of the VC TaskForce SIG on Systems and Services. Mr. Mewawalla earned a BBS from the University of Delhi and an MBA from the Kellogg School of Management at Northwestern University.

William ‘Sandy’ Harrison, age 58, has served as Chief Financial Officer of the Company since July 14, 2023. Prior to that appointment, from May 15, 2023, Mr. Harrison served as the Company’s Head of Investor Relations. He previously served as Vice President of Investor Relations at TeraWulf Inc, a bitcoin miner, from February 2022 to April 2023. Prior to that, Mr. Harrison served in various financial roles including most recently as Vice President of Investor Relations at Semtech Corporation, a global mixed signal semiconductor company from July 2013 until January 2022. Mr. Harrison has over 28 years’ experience in finance and capital markets roles as an award-winning sell-side research analyst and public relations executive for technology-driven growth companies. Mr. Harrison’s experience spans crypto, communications, IOT and semiconductors. Mr. Harrison earned a BA degree from Washington and Lee University and an MBA from the Sellinger School of Business and Management at Loyola University Maryland.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid to Named Executive Officers (NEOs). All amounts are either in U.S. dollars or converted from Australian dollars using exchange rate as of December 31st, 2023.

COMPENSATION PHILOSOPHY

Our Company’s mission to accelerate the digital economy including the growth of the bitcoin network, digital assets, and other high-performance computing solutions using a carbon-free energy approach and build next-generation digital infrastructure platforms. Our goal is to align the interests of our leadership with the long-term interests of our stockholders, and for this reason, a central component of the compensation of our named executive officers is equity awards to motivate them to strive towards long-term stockholder value. Given the dynamic nature of our industry and the ongoing transformation of the industry and the Company, our compensation philosophy is intended to attract and retain talent and to be competitive to motivate such talent who have the necessary skills and leadership experience to drive the Company towards its long-term strategic, financial, and operational mission.

During 2023, some of the Company’s accomplishments included the following:

1.      Expanded and enhanced strategic capabilities across digital infrastructure platform for all 3 primary businesses — bitcoin self-mining business, co-location services business, and energy management business.

2.      Multiple months of month-on-month revenue growth across both our co-location business and self-mining business.

3.      Successfully implemented new operational excellence model and technological advancements across our facilities which drove enhanced operating metrics.

4.      Signed and completed deployment of multiple new enterprise grade co-location customers.

5.      Significant growth and expansion of our co-location business services revenue.

6.      Completed the buildout and operationalization of the Company’s new self-mining facility in Bellefonte Pennsylvania, which has driven enhanced operating metrics.

7.      Expanded the overall total capacity of the Company’s facilities to accommodate approximately 35,650 miners or approximately 109 MW utilizing carbon-free energy.

8.      Increased strategic focus on hardware management and software analysis to drive enhancements in uptime and equipment performance.

9.      Drove operational efficiencies and implemented cost optimization activities to streamline the businesses.

10.    Increased Company’s presence and engagement with the market and ecosystem at major U.S. and global investor and industry events and conferences.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards (includes unvested and/or unsettled) ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(7)	Total ($)
Rahul Mewawalla	2023	447,115	1,002,354	9,387,892	(2)	799,000	(2)	—	—	11,636,361
CEO, President and Director	2022	—	—	—		—		—	—	—
	2021	—	—	—		—		—	—	—

James Manning	2023	1,099,867	834,491	3,658,500	(3)	—		—	57,081	5,649,940
Former Chief Executive Officer	2022	558,653	—	1,089,749		—		350,059	16,972	2,015,433
	2021	270,110	—	2,325,361		—		227,178	16,996	2,839,645

Liam Wilson	2023	614,935	141,593	957,600	(4)	—		—	—	1,714,128
Former Chief Operating Officer(9)	2022	349,015	—	726,500				131,153	102,540	1,309,208
	2021	174,376	—	1,499,277		—		112,650	16,351	1,802,654

William ‘Sandy’ Harrison	2023	153,846	46,875	362,473	(5)	—		—	—	563,195
Chief Financial Officer	2022	—	—	—		—		—	—	—
	2021	—	—	—		—		—	—	—

Craig Hibbard	2023	439,407	136,756	165,549	(6)	—		—	30,267	771,979
Chief Development Officer	2022	299,116	55,221	—		—		—	3,803	358,141
	2021	164,978	—	—		—		—	6,698	171,496

____________

(1)      Bonus numbers in the table related to and as paid in fiscal year 2023 for Mr. Mewawalla, bonus for Mr. Harrison accrued in 2023 and paid in 2024, 2023 bonus numbers for Mr. Hibbard consists of a payment of $71,756 in 2023 relating to fiscal year 2022 and a $65,000 accrued bonus for 2023 for payment in 2024.

(2)      Mr. Mewawalla’s stock awards have vesting and/or settlement timelines that range through 2026 to align compensation with long-term stockholder value. Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Rahul Mewawalla was granted 1,506,885 RSUs on July 19, 2023 and closing share price of $2.45 has been used for the calculation of fair value of those awards in the table and was granted 3,013,769 RSUs on June 29, 2023 and closing share price of $1.89 has been used for the calculation of fair value of those awards in the table. Mr. Mewawalla was granted 1,750,000 options on November 21, 2023 and those options have specified threshold stock appreciation targets that need to be achieved for those options to vest.

(3)      Mr. Manning was anticipated to be granted 1,350,000 RSUs per his termination deed he entered into on May 22, 2023. The closing share price has been used as of that date as the fair value of these awards. The Company does not believe Mr. Manning is entitled to such an award as Mr. Manning failed to comply with the terms of his agreements and his obligations to the Company, and these RSUs have not been granted as Mr. Manning failed to comply with the terms of his agreements and his obligations to the Company. Mr. Manning bonus numbers consists of a bonus payment of $362,770 to Defender Asset Management, a related party of which Mr. Manning is the beneficiary, and a termination bonus of $471,722, accrued for accounting purposes in 2023, which has not been paid as Mr. Manning failed to comply with the terms of his agreements and his obligations to the Company. Mr. Manning’s salary numbers consist of $298,013 for the period January to May 2023, a $526,388 salary termination benefit as accrued in 2023 which has not been paid as Mr. Manning failed to comply with the terms of his agreements and his obligations to the Company and annual leave of $275,466 which has not been paid as Mr. Manning failed to comply with the terms of his agreements and his obligations to the Company. Other executive compensation for Mr. Manning includes car benefits of about $40,076 during January to May of 2023.

(4)      Mr. Wilson was awarded 380,000 RSUs on July 14, 2023, and the closing share price has been used as of that date as the fair value of these awards. 190,000 of these RSUs were subsequently not exercised by Mr. Wilson and therefore forfeited.

(5)      Mr. Harrison was awarded two sets of RSUs, 61,959 issued on June 29, 2023, and the closing share price has been used on that date as the fair value of the awards and 115,741 RSUs were issued on July 21, 2023, and the closing share price has been used on that date as the fair value of the awards.

(6)      Craig Hibbard was awarded 87,592 RSUs on June 29, 2023, and the closing share price has been used on that date as the fair value of the awards.

(7)      Other compensation for Mr. Manning and Mr. Hibbard related to incremental costs for superannuation contributions in Australia at the rate of 10.5% to June 30, 2023, and 11% thereafter based on total base salary.

(8)      Health benefits and entitlements have been omitted from this table as they are available to all employees.

Say-on-Pay/Say-on-Frequency

At our 2022 annual meeting of stockholders, stockholders voted that the frequency of the “Say-on-Pay” votes would be every 3 years and the next vote will be in 2025. Likewise, stockholders voted that the “Say-on-Frequency” vote would be held every 6 years and the next vote will be in 2028.

Pay v Performance

As a SRC the Company provides the following table. It shows how the fall in the Total Shareholder Return (“TSR”) has had a direct and clear relationship with compensation.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023(1)	11,636,361	11,636,361	3,049,302	3,049,302	222.2	(60,421,822)
2022(2)	2,015,433		833,674		3.40	(52,762,308)
2021(2)	2,839,645		987,075		265.2	(44,963,720)

____________

(1)      PEO Included for 2023 is Company’s current CEO and President. Non-PEO NEOs included are Company’s current CFO, current CDO and former COO.

(2)      PEO and Non-PEO NEOs in 2022 and 2021 are no longer with the Company as of December 31, 2023.

Employment Agreements with our Named Executive Officers and Potential Payments Upon Termination or Change in Control

Employment agreement with Mr. Rahul Mewawalla

Company and Mr. Mewawalla entered into a written employment agreement dated May 22, 2023 as the Company’s Chief Executive Officer and President. Mr. Mewawalla’s compensation terms per this written employment agreement as approved by the board of directors was for an annual salary of $750,000, participation in Company’s equity plan, bonus, as well as participation in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior US-based executives of the Company. In addition, the employment Agreement also provides for certain payments and benefits in the event of a termination of employment under certain circumstances. On July 19, 2023, an addendum to Mr. Mewawalla’s employment agreement was executed granting him additional benefits in the case where there was a change of control of the Company. On December 26, 2023, an addendum to Mr. Mewawalla’s employment agreement was executed reflecting that the Company did not make certain equity grants per the terms and timelines it was obligated to and provides for certain compensatory benefits.

Employment agreement with Mr. Craig Hibbard

Company and Mr. Hibbard have entered into a written employment agreement first dated November 14, 2021 which provides for an at-will employment relationship as Company’s Chief Development Officer, automatically renewable annually after the initial two-year term. Mr. Hibbard’s updated compensation as of 2023 includes base salary of $357,325 per year, participation in the Company’s equity plan and bonus, as well as in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company.

Employment agreement with Mr. William ‘Sandy’ Harrison

Company and Mr. Harrison entered into a written employment agreement dated July 14, 2023 as the Company’s Chief Financial Officer. Mr. Harrison’s compensation terms per this agreement included a base salary of $250,000 per year, participation in the Company’s equity plan and bonus, as well as participation in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2023, about the securities issued, or authorized for future issuance, under our equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise(1)	Weighted-average exercise price of outstanding options and restricted stock units(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	9,319,762	$0.55	680,238	(3)
Equity compensation plans not approved by security holders
Total	9,319,762	$0.55	680,238	(3)

____________

(1)      Restricted stock units and options under the 2021 Equity Incentive Plan.

(2)      Exercise price for restricted stock units is nil. Average exercise price of outstanding options is $0.55.

(3)      Available under the 2021 Equity Incentive Plan as of December 31, 2023, does not reflect subsequent issuances or grants under the 2021 Equity Incentive Plan in 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023

The following table sets forth information regarding all outstanding equity awards held by NEOs at December 31, 2023.

		Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Rahul Mewawalla	—	—	1,750,000	0.55	11/21/2033	—	—	4,520,654	14,466,093
William ‘Sandy’ Harrison	—	—	—	—	—	—	—	177,700	568,640
Craig Hibbard	—	—	—	—	—	—	—	87,592	280,294

____________

(1)      Market value of Unvested Restricted Stock Units has been calculated by multiplying the closing stock price as of December 29, 2023 which was $3.20 by the number of unvested restricted stock units held. The restricted stock units have no exercise price.

2021 Equity Incentive Plan

The securities issued to the NEOs as set out above are restricted stock units granted under our 2021 Equity Incentive Plan (“Plan”). The terms applicable to each of the grants are as set out in the Plan and each individual written award agreement. The restricted stock units have a term of 10 years. Restricted stock units will become immediately vested and exercisable upon a change of control. Upon termination of employment, all unvested restricted stock units typically terminate unless otherwise provided in a written employment agreement or other written agreement. Restricted stock units do not automatically terminate on death, retirement, disability or job elimination, and the Administrator may determine to allow a pro rata amount to vest immediately, and the rest will not be forfeited but instead vest when the other conditions as specified have been met.

In summary, under the 2021 Equity Incentive Plan, the definition of change of control is specified and it includes:

(1)    the acquisition of beneficial ownership of more than 50% of the total voting power of our securities, except for any acquisition by any person that already owns at least 50% of the Company, or any acquisition that is merely a change or direct to indirect ownership (or vice versa);

(2)    a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the then current members of the Board;

(3)    a reorganization, merger, statutory share exchange or consolidation or similar transaction, a sale or other disposition of assets of the Company equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company, except where the disposition is to an entity controlled by the Company’s stockholders or entity in which the Company has a significant interest, amongst other scenarios.

“Disability”, in short, is defined as the holder being unable to carry out the responsibility and functions of the position held by reason of a physical or mental impairment for not less than 180 days.

“Cause”, in short, means fraud or embezzlement, willful act that injures the Company, the commission of a felony as determined by a court of law, or an uncured failure to comply with contractual obligations.

“Job Elimination”, in short, means involuntary and permanent termination of services due to redundancy, reduction in labor force, and reorganization or consolidation, as long as there is no Cause.

DIRECTOR COMPENSATION

The following table details the total compensation earned by our independent, non-employee directors during the year ended December 31, 2023. All amounts are in U.S. dollars, or as converted from Australian dollars using the average exchange rate to December 31, 2023. Directors are paid an annual fee as cash compensation. In addition, non-employee directors of the Company are entitled to receive an annual equity grant of restricted stock units under the Company’s current Equity Incentive Plan. Directors are entitled to be reimbursed for all reasonable and properly documented expenses incurred in performing their duties in accordance with the Company’s policies. Unless otherwise agreed on termination as a director, Directors will only be entitled to such fees as may have accrued to the date of termination.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Greg Martin(3)	154,612	332,572	4,967	492,151
Michael Hughes(4)	108,029	250,030	3,468	361,528
Ryan Costello(5)	28,128			28,128
Rahul Mewawalla(6)	45,303			45,303
James Manning(7)	28,048			28,048

____________

(1)      Awards granted tied to directors’ tenure until the annual stockholders meeting in 2024, for which the amounts in this column were determined presuming earning of the entire award and using the grant date fair value which was determined to be the probable outcome at the time of grant.

(2)      Consists of incremental costs for superannuation contributions.

(3)      Mr. Martin was awarded 175,964 RSUs on June 29, 2023 and the closing share price has been used as of that date as the fair value of the awards.

(4)      Mr. Hughes was awarded 132,291 RSUs on June 29, 2023 and the closing share price has been used as of on that date as the fair value of the awards.

(5)      Mr. Costello was named to the Board on October 2, 2023, his RSUs were issued 2024 in relation to 2023 compensation and will be reported as part of Company’s 2024 filings.

(6)      Mr. Mewawalla was an independent board member until being named CEO and President on May 22, 2023. Upon his appointment as the CEO and President of the Company, Mr. Mewawalla is not paid any additional compensation for serving as a board director of the Company.

(7)      Mr. Manning was CEO and director of the Company until May 22, 2023 and subsequently he was a non-executive director from July 5, 2023 until August 23, 2023. As previously noted on the Company’s 8-K filed February 23, 2024, the Company resolved on February 19, 2024, that certain compensation including RSUs and other equity grants related to Mr. Manning are not be issued by the Company.

PROPOSAL NO. 1

RATIFICATION OF AUDITOR APPOINTMENT

We are asking our stockholders to ratify the appointment and engagement by our Audit Committee of Wolf & Company PC (“Wolf & Co”), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Although our Bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Wolf & Co to our stockholders for ratification as a matter of good corporate practice and in accordance with its responsibilities as set out in its Charter. If our stockholders vote against the ratification of Wolf & Co, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of our Company and our stockholders.

The Audit Committee has retained Wolf & Co as the Company’s independent registered public accounting firm, to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2024, to be included on the Company’s annual report on Form 10-K for the same period. On November 14, 2022, LNP Audit and Assurance International Pty Ltd (“LNP”), the independent registered public accounting firm of the Company for the year ending December 31, 2022, informed the Company that it would decline to stand for re-appointment after completion of the audit for the year ending December 31, 2022. The financial statements of the Company for the fiscal year ended December 31, 2022, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Wolf & Co do not plan to attend the Company’s 2024 Annual Meeting and will therefore not be making a statement at the meeting.

During the Company’s fiscal years ended December 31, 2022, and December 31, 2023, there were no disagreements between the Company and LNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LNP, would have caused LNP to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. LNP do not plan to attend the Company’s 2024 Annual Meeting and will therefore not be making a statement at the meeting.

During the Company’s fiscal years ended December 31, 2021, and December 31, 2022, LNP did not advise the Company of any reportable events specified in Item 304(a)(1)(v) of Regulation S-K with respect to the Company. The Company provided LNP with a copy of the Company’s Current Report on Form 8-K filed with the SEC on November 14, 2022, regarding LNP’s declination to stand for re-appointment, in accordance with Item 304(a) of Regulation S-K, and requested that LNP furnish the Company with a letter addressed to the SEC stating whether it agreed with the statements above (which were also in the Current Report on Form 8-K) and, if LNP did not agree, the respects in which it did not agree. A copy of the letter from LNP is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 14, 2022, and is hereby incorporated by reference. As a result, the Company conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company invited a number of large public accounting firms to participate in this process. As a result of this process, on April 5, 2023, on the recommendation of the Company’s Audit Committee, and the Board of Directors approval, the Company engaged Wolf & Co as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2023, and the interim period in 2024, neither the Company nor anyone on its behalf has consulted Wolf & Co with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Wolf & Co concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The Charter of the Audit Committee requires that it pre-approve in advance all audit and permissible non-audit services to be provided by its independent auditors. Services requiring pre-approval in advance by the Audit Committee may include audit services, audit related services, tax services and other services. All of the services performed by the independent registered public accounting firm were pre-approved in advance by the Audit Committee. The Audit Committee has determined that the payments made to the independent registered public accounting firm for these services are compatible with maintaining such auditors’ independence.

Aggregate fees billed or expected to be billed for professional services for the years ended December 31, 2023 and 2022 in the following categories and amounts are shown below. All amounts are in U.S. dollars, or as converted from Australian dollars using the average exchange rate to December 31, 2023.

	2023	2022
Audit Fees	400,085	558,671
Audit-Related Fees	—	12,046
Tax Fees	—	—
All Other Fees	—	131,838
Total Fees	$400,085	$702,555

Our principal accountant (through its full-time employees) performed all work regarding the audit of our financial statements for the most recently completed fiscal year.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

All of the services performed in the year ended December 31, 2023, were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permissible non-audit services to be provided to us by the independent registered public accounting firm. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independents. Our principal accountant’s full-time employees performed 100% of the work regarding the audit of our financial statements for the most recently completed fiscal year.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WOLF & CO PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board of Directors has recommended for election at the 2024 Annual Meeting the four (4) members currently serving on our Board of Directors and identified below (“the nominees”) to serve until the 2025 annual meeting of stockholders or until their respective successors are elected and qualified. Each of the nominees has agreed to be nominated to be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. Set forth below is relevant information regarding the nominees.

Board Nominees

Name	Current Position	Committee Roles	Age	Director Since
Ryan Costello	Independent Board Chair	Audit Committee Member Compensation Committee Chair Nominating and Governance Committee Member	44	2023
Rahul Mewawalla	CEO, President and Director	Director	45	2023
Greg Martin	Independent Director	Nominating and Governance Committee Chair Audit Committee Member Compensation Committee Member	65	2021
Michael Hughes	Independent Director	Audit Committee Chair Compensation Committee Member Nominating and Governance Committee Member	59	2021

Nominees

Ryan Costello serves as a director and is a trusted advisor to Fortune 500 companies and trade associations, helping formulate and execute their public policy advocacy and strategic communications objectives. His policy expertise and experience spans many sectors, including technology, healthcare, energy, real estate, transportation, and tax. In Congress (2015-2019), he served on the Energy & Commerce Committee, Transportation & Infrastructure Committee, and Veterans Affairs Committee. Ryan is NACD Directorship Certified and serves as a Board Chair for Mawson Infrastructure Group (MIGI), a digital infrastructure company. He previously served as a board director for Phunware Inc. (PHUN) a mobile software company and has also served in board advisory roles for private companies. Public sector board experience includes elective office to the Chester County (PA) Board of Commissioners from 2011-2014, with management and oversight function of a $500M+ audited budget and 2500+ employees spanning 55 departments and 26 ancillary agencies. Ryan initiated the county’s first economic development plan, maintained its’ AAA bond rating, and managed a multitude of private sector and intergovernmental relations with local, state, and federal stakeholders. Ryan is a graduate with Honors of Ursinus College and from Villanova University School of Law. He maintains an active law license, having been in private practice from 2002-2014. In 2022, Mr. Costello received an Economics of Blockchain and Digital Assets Certificate in Executive Education from Wharton. Ryan has been a visiting lecturer at American University since 2019.

Rahul Mewawalla serves as a director and as Chief Executive Officer and President of the Company. Mr. Mewawalla is a technology, digital, product, and business leader with extensive strategic and operational leadership expertise across technology, internet, software, telecommunications, financial services, media, consumer, enterprise, digital and blockchain companies. He previously served as Chief Executive Officer and President of Xpanse Inc., a fintech, software and technology company from 2020 to 2021, as Chief Digital Officer and Executive Vice President, Platforms and Technology Businesses at Freedom Mortgage Corporation, a national financial services company from 2020 to 2021, as Chief Executive Officer and President at Zenplace

Inc., a software and technology platforms company from 2014 to 2020, as Vice President at Nokia Corporation, a global technology and telecommunications company from 2010 to 2012, as Vice President at General Electric Company’s NBCUniversal, a global media, digital platforms and diversified company from 2008 to 2010, and as Senior Director at Yahoo! Inc., a global internet and technology company from 2005 to 2008. In addition to his executive leadership roles, Mr. Mewawalla has also previously served as a board director with numerous NASDAQ-listed public companies, including as Chairman of the Board, Board Committee Chairman, Chairman of the Audit Committee, Chairman of the Compensation Committee, Nominating and Governance Committee Member, Special Committee Member, Strategic Transactions Committee Member and Board Director at publicly traded companies, including previously at Aquarius II Acquisition Corporation (Nasdaq: AQUB), Lion Group Holding (Nasdaq: LGHL), and Rocky Mountain Chocolate Factory Inc (Nasdaq: RMCF) and currently serves as a director at Phunware, Inc. (Nasdaq: PHUN) and Four Leaf Acquisition Corporation (Nasdaq: FORL). Mr. Mewawalla previously served as an independent board director at SOS Children’s Villages USA, a philanthropic organization. He has also served as Senior Advisor to the San Francisco Mayor’s Office on Innovation, as Advisor to Stanford University’s Persuasive Technology Lab, and as Committee Chair of the VC TaskForce SIG on Systems and Services. Mr. Mewawalla earned a BBS from the University of Delhi and an MBA from the Kellogg School of Management at Northwestern University.

Greg Martin serves as a director. Mr. Martin has over 40 years of experience in the energy, utilities, resources, financial services and infrastructure sectors in Australia, New Zealand and internationally. He spent 25 years, from 1981 to 2006, with the Australian Gas Light Company (AGL), a company listed on the Australian Securities Exchange (ASX) (ASX code: AGL), including 5 years as CEO and Managing Director. After leaving AGL, Mr. Martin served as CEO of the infrastructure division of Challenger Financial Services Group, a division of Challenger Limited (ASX code: CGF) from 2006 to 2008 and from 2011 to 2012, he served as CEO and Managing Director of Murchison Metals Limited (ASX code: MMX, delisted in 2014). Mr. Martin served as a member of the COAG Energy Council Energy Appointments Selection Panel from 2015 to 2017 and was previously Chair of lluka Resources Limited, (ASX code: ILU), Coronado Global Resources Inc. (ASX code: CRN), Hunter Water Corporation and a non-executive director of Santos Limited (ASX code: STO), Energy Developments Limited (ASX code: ENE, delisted in 2015) and Spark Infrastructure Group (ASX code: SKI). Mr. Martin’s current directorships include serving as Chair of Provaris Energy Ltd, (ASX code: PV1); Sierra Rutile Holdings Ltd (ASC Code: SRX) and is Deputy Chair of Western Power. Mr. Martin has a Bachelor of Economics from the University of Sydney a Bachelor of Laws from the University of Technology, Sydney. Mr. Martin is a member of the Australian Institute of Company Directors.

Michael Hughes serves as a director. Mr. Hughes has over 30 years of experience across the finance sector, including investment management, investor relations and commercial banking. Mr. Hughes was a company secretary of OzEmail Ltd (NASDAQ Code: OZEMY, which was also listed on the ASX) between 1996 to 1999. OzEmail Ltd was the first public float of an internet service provider in Australia. Between 2014 and 2019 he served as commercial director of Kelsian Group Limited (formerly known as SeaLink Travel Group) (ASX code: KLS). He was formerly the chairman of the board of directors of Wiseway Group (ASX code: WWG) and is currently Non-Executive Director of Shekel Brainweigh Ltd (ASX code: SBW). His previous management positions include serving as Head of the AMP Small Companies Fund from 2008 to 2010 and Head of Corporate Finance at Ord Minnett from 2010 to 2014. Mr. Hughes holds a Bachelor of Arts from the Sydney University and a Master’s Degree in Applied Finance from Macquarie University.

Mr. Martin and Mr. Hughes were initially appointed to the Board of Directors in connection with the reverse takeover of the Company (then known as Wize Pharma Inc) in 2021. Mr. Mewawalla and Mr. Costello were appointed to the Board of Directors in 2023.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Vote Required

Pursuant to our Bylaws, the nominees for director who receive a plurality of the “FOR” votes will be elected to the Board. You may vote “FOR” all or any of the nominees, or you may “WITHHOLD” your vote from all or any of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

APPROVAL OF THE 2024 OMNIBUS EQUITY INCENTIVE PLAN

We currently maintain the 2018 Equity Incentive Plan and the 2021 Equity Incentive Plan (the “Prior Plans”). However, following the Effective Date upon approval by our stockholders, no further awards may be issued under the Prior Plans, but all awards under the Prior Plans that are outstanding as of the Effective Date will continue to be outstanding and governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreement. On April 9, 2024, Company’s Board of Directors (the “Board”) approved the Company’s 2024 Omnibus Equity Incentive Plan (the “2024 Plan”). This 2024 Plan is proposed for adoption by our stockholders (the “Effective Date”).

We are asking our stockholders to adopt and approve the 2024 Omnibus Equity Plan so that the Company will be able to continue to provide equity-based incentive compensation to our employees, board directors, and other key service providers. Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees and directors. Approval of the 2024 Omnibus Equity Plan will allow us to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees, consultants and directors, retain our existing employees and to provide incentives for such persons to further contribute towards our success and ultimately increase stockholder value.

However, should the 2024 Omnibus Equity Plan not be approved, in order to remain competitive in hiring and retaining high quality employees, it shall become necessary to replace equity awards with cash components of compensation. We do not believe the Company increasing cash compensation to make up for any shortfall in equity compensation would be preferable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests.

In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect our business results and could adversely affect our business strategy. As of April 19, 2024, the approximate number of each class of participants eligible to participate in the 2024 plan and the basis of such participation is about thirty employees, four board directors of which one is an employee, and one independent contractor. The 2024 Plan will be administered by the Board.

Under the 2024 Omnibus Plan, 10,000,000 shares of our common stock are initially available for grant and the number of shares proposed to be available for grant under the 2024 Omnibus Plan are designed to enable us to properly incentivize employees, directors, and management teams over several years on a going-forward basis. Our administrator may grant incentive stock options (“ISOs”), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to participants to acquire shares of Company common stock under the 2024 Omnibus Plan to align with long-term stockholder value.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2024 OMNIBUS EQUITY INCENTIVE PLAN AS APPROVED BY THE BOARD, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Description of 2024 Omnibus Plan

The following is a summary of the material features of the 2024 Omnibus Equity Incentive Plan. This summary is qualified in its entirety by the full text of the 2024 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Types of Awards. The 2024 Plan provides for the issuance of equity awars such as incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.

Administration.

The 2024 Plan will be administered by the Board, or if the Board does not administer the 2024 Plan, a committee or subcommittee of our Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of the Board or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2024 Plan and may prescribe, amend and rescind rules and make other determinations necessary or desirable for the administration of the 2024 Plan, as specified in the full text of the 2024 Plan.

The 2024 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award as pursuant to the full text of the 2024 Plan.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the 2024 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs may be forfeited, as specified in the full text of the 2024 Plan subject to provisions as contained in an award agreement, a written employment or other agreement. Subject to the provisions of the 2024 Plan and the applicable award agreement and written employment agreements, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement or a written employment agreement or other agreement with the Company.

Options. Incentive stock options and non-statutory stock options may be granted under the 2024 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code. A non-statutory stock option under the 2024 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the administrator in its sole discretion, (i) through any cashless exercise procedure approved by the administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period as specified in his or her option agreement or a written employment agreement or other agreement with the Company.

Stock Appreciation Rights. SARs may be granted either alone (a “Free-Standing Right”) or in conjunction with all or part of any option granted under the 2024 Plan (a “Related Right”). A Free-Standing Right will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing Right (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing Right may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement or a written employment agreement or other agreement with the Company.

Other Stock-Based Awards. The administrator may grant other stock-based awards under the 2024 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement or a written employment agreement or other agreement with the Company. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award or a written employment agreement or other agreement with the Company.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common stock, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2024 Plan; (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2024 Plan; (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2024 Plan; and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may, subject in all events to the requirements of Section 409A of the Internal Revenue Code, may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant subject to provisions of a written employment agreement or other agreement with the Company. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to ISOs will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2024 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, subject to the provisions of a written employment agreement or other agreement of the participant with the Company, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested, settled and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2024 Plan to lapse, and the awards will be deemed fully vested, settled, and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The administrator shall have discretion to, subject to the provisions of a written employment agreement or other agreement of the participant with the Company, in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. Notwithstanding the foregoing, in the event that a participant’s employment or service is terminated without cause or for good reason within thirty six (36) months following a change in control, the time-vesting portion of any award granted to such participant shall accelerate, vest and settle in full, and the performance-vesting portion of any such award shall vest at target level, in each case upon the date of termination of employment or service of such participant, all as specified in the full text of the 2024 Plan.

For purposes of the 2024 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power of the Company’s then outstanding securities; (ii) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; (iii) a merger or consolidation of us or any of our subsidiaries with any other corporation or entity, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of all or majority of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale; or (B) a sale or disposition to an entity controlled by the Board whose constitution is the same as prior to the Change of Control. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions if its sole purpose is to change the state of the Company’s incorporation or to create a holding company following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Subject to the provisions of a written agreement with the Company, each participant may be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2024 Plan, as determined by us, unless otherwise provided in a written agreement with the Company. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant unless otherwise provided in a written agreement with the Company. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations, unless otherwise provided in a written agreement with the Company. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award unless otherwise provided in a written agreement with the Company.

Amendment and Termination of the 2024 Plan

The 2024 Plan provides the Board with authority to amend, alter or terminate the 2024 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s written consent or impair the rights of a participant pursuant to a written employment agreement or other agreement. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may impair the rights of any participant without the participant’s written consent. Stockholder approval of any such action will be obtained if required to comply with applicable law. The 2024 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

Notwithstanding any other provisions in this Plan and subject to any provisions in a written employment agreement or other agreement with Participant, any Award received by a Participant which is subject to clawback under any Applicable U.S. Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company in mandatory conformity with such Applicable U.S. Law, government regulation or stock exchange listing requirement), may be subject to such clawback as are mandatorily required to be made pursuant to such Applicable U.S. Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company in conformity with any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2024 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2024 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2024 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet fully determinable. In addition, benefits under the 2024 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to fully determine the future benefits that might be received by participants receiving discretionary grants under the 2024 Plan.

Regarding Proposal No. 3, the Board unanimously recommends that our stockholders vote for the approval of the 2024 Omnibus Equity Incentive Plan, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 950 Railroad Ave., Midland, PA 15059 or legal@mawsoninc.com. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, the proposal must be received by our Corporate Secretary by December 31, 2024 for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary by no later than March 16, 2025 and nor earlier than February 14, 2024, in order to be considered timely.

Notwithstanding the foregoing, if the date of the 2025 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the 2024 Annual Meeting, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a nominating stockholder or nominating-stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

The deadline for providing notice of a proxy solicitation in support of director nominees, other than the Company’s nominees, at the 2025 annual meeting of stockholders, is the later of: (i) 25 calendar days prior to the 2024 annual meeting of stockholders; or (ii) 5 calendar days after the date on which the Company files its definitive proxy statement for the 2025 annual meeting, and must include the information required by Rule 14a-19 of the Exchange Act.

You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

ANNUAL REPORT

Our Annual Report on Form 10-K, filed with the SEC for the fiscal year ended December 31, 2023, may be obtained by our stockholders without charge, upon written request to our Corporate Secretary. You may also download a copy of our Annual Report on Form 10-K by visiting our corporate website at www.mawsoninc.com.

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may “household” your materials based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another Mawson stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request delivery of a copy of the proxy statement and related materials by contacting Computershare. You can go to www.investorvote.com/MIGI, call Computershare free of charge at +1-866-641-4276, or send an email to investorvote@computershare.com with “Proxy Materials MAWSON INFRASTRUCTURE GROUP INC.” in the subject line, include your full name and address, plus the number located in the shaded bar on the ‘Notice Regarding the Availability of Proxy Materials’ sent to you, and state that you want to receive a paper copy of the meeting materials. You can also request a copy of the proxy statement and related materials directly from us, by mailing your request to Mawson Infrastructure Group, Inc., 950 Railroad Ave., Midland, PA 15059, Telephone: +1-412-515-0896. (To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 31, 2024.

By Order of the Board of Directors
/s/ Rahul Mewawalla	/s/ Ryan Costello
Rahul Mewawalla	Ryan Costello
Chief Executive Officer, President, and Director	Chair of the Board

ANNEX A

MAWSON INFRASTRUCTURE GROUP INC.
CLAWBACK POLICY

Mawson Accounting Restatement and Associated Incentive Compensation Clawback Policy
(As defined by Rule 10D-1 by SEC)

Mawson Infrastructure Group, Inc. (MIGI) is required to prepare an accounting restatement as defined by Rule 10D-1, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, MIGI shall recover from any current or former executive officers incentive-based compensation that was erroneously awarded during the three years preceding the date such a restatement was required as defined by Rule 10D-1. The recoverable amount as defined by Rule 10D-1 is the amount of incentive-based compensation associated with the accounting statement and received in excess of the amount that otherwise would have been received had it been determined based on the restated financial measure.

MIGI shall recover erroneously awarded compensation, subject to limited impracticability exceptions available only in circumstances where:

•        Direct expenses paid to third parties to assist in enforcing the policy would exceed the amount to be recovered and MIGI has made a reasonable attempt to recover;

•        Recovery would violate home country law that existed at the time of adoption of the rule, and MIGI provides an opinion of counsel to that effect to the exchange; or Recovery would likely cause an otherwise tax-qualified retirement plan to fail to meet the requirements of the Internal Revenue Code.

As defined by Rule 10D-1, MIGI has filed its policy as an exhibit to its annual report and disclose how it has applied the policy, including, as relevant: (1) The date it was required to prepare an accounting restatement and the aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement (2) the aggregate amount that remains outstanding and any outstanding amounts due from any current or former named executive officer for 180 days or more; and (3) details regarding any reliance on the impracticability exceptions. MIGI shall use Inline XBRL to tag their compensation recovery disclosure.

Annex A-1

ANNEX B

MAWSON INFRASTRUCTURE GROUP INC.
2024 OMNIBUS EQUITY INCENTIVE PLAN

Section 1.        Purpose of Plan.

The name of the Plan is the Mawson Infrastructure Group Inc. 2024 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, or any combination of the foregoing.

Section 2.        Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)     “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b)    “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c)     “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d)    “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Awards granted under the Plan.

(e)     “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f)     “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)    “Board” means the Board of Directors of the Company.

(h)    “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i)     “Cause” shall mean, unless otherwise specifically provided in any applicable Award Agreement or in any other written employment or other agreement entered into between the Company and a Participant (in which case, the applicable Award Agreement or any other written employment agreement or other written agreement shall supersede, and the written employment agreement shall supersede all other agreements), with respect to any Participant: (1) the Participant’s commission of an act of fraud or embezzlement upon the Company or any of its affiliates; (2) the Participant’s commission of any willful act intended to injure the reputation, business, or any business relationship of the Company or any of its affiliates; (3) the Participant is found by a court of competent jurisdiction to have committed a felony (or equivalent offense under Applicable Law), unless the Administrator determines that such event shall not constitute Cause; or (4) the refusal or failure of the Participant to comply with any of his or her material obligations under any Award Agreement or to perform the Participant’s duties with the Company or any

Annex B-1

of its affiliates, as applicable, in a competent and professional manner that is not cured by the Participant within fifteen (15) business days after a written demand therefor is delivered to the Participant by the Company or, if applicable, an affiliate, which specifically identifies the manner in which the Company or affiliate, as applicable, believes that the Participant has materially breached the Award Agreement or not substantially performed the Participant’s duties; provided, however, that if the Company or applicable affiliate, in good faith, determines that the refusal or failure by the Participant is egregious in nature or is not susceptible of cure, then no such cure period shall be required.

(j)     “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, shares of Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the shares of Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.

(k)    “Change in Control” means the first occurrence of any event set forth in any one of the following paragraphs following the Effective Date:

(1)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2)    A form of a tender or exchange offer under Section 14(d) of the Exchange Act, pursuant to which a Person acquires ownership of the stock of the Company constituting more than fifty percent (50%) of the combined voting power of the stock of the Company, other than where such Person is (a) the Company or an Affiliate, (b) an employee benefit plan of the Company or any of its Affiliates, (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (d) an underwriter temporarily holding securities pursuant to an offering of such securities.

(3)    the date on which individuals who constitute the Board as of the Effective Date and any new director(other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(4)    there is a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not

Annex B-2

including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(5)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is an agreement for the sale or disposition by the Company of all or majority of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or majority of the Company’s assets.

(6)    A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person or entity acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantial portion of the Company’s assets.

(7)    Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of shares of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(8)    For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company. Notwithstanding anything herein to the contrary, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(l)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m)   “Committee” means the Compensation Committee appointed by the Board shall administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the shares of Common Stock are traded.

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(n)    “Common Stock” means shares of common stock of the Company, par value $0.001 per share.

(o)    “Company” means Mawson Infrastructure Group Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p)    “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

(q)    “Disability” has the same meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement then in effect between the Participant and the Company or any of its Subsidiaries or Affiliates or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” shall mean the demonstrated and substantiated inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of six (6) consecutive months.

(r)     “Effective Date” has the meaning set forth in Section 17 hereof.

(s)     “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(t)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u)    “Executive Officer” means any “executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”

(v)    “Exempt Award” shall mean the following:

(1)    An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2)    An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3)    An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the shares of Common Stock are delivered immediately or on a deferred basis.

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(w)    “Exercise Price” means, (1) with respect to any Option, the per share price at which a holder of such Option may purchase a share of Common Stock issuable upon exercise of such Award, and (2) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(x)    “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value, as determined by the Administrator in its sole discretion; provided, that, (1) if the share of Common Stock or other security is admitted or to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (2) if the share of Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(y)    “Free Standing Rights” has the meaning set forth in Section 8.

(z)     “Good Reason” has the meaning assigned to such term in any individual written employment agreement or written severance agreement or Award Agreement with the Participant or, if no such agreement exists or if any such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(aa)   “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For the avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

(bb)  “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(cc)   “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(dd)  “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ee)   “Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, a share of Common Stock, including, but not limited to, an unrestricted share of Common Stock, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff)    “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon a Participant’s death, the Participant’s successors, heirs, executors, and administrators, as the case may be.

(gg)  “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(hh)  “Plan” means this 2024 Omnibus Equity Incentive Plan.

(ii)    “Prior Plans” means the Company’s 2018 Equity Incentive Plan and the2021 Equity Incentive Plan (as amended from time to time), as each are in effect immediately prior to the Effective Date.

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(jj)    “Prior Plan Awards” means an award outstanding under the Prior Plans as of the Effective Date hereof.

(kk)  “Related Rights” has the meaning set forth in Section 8.

(ll)    “Restricted Period” has the meaning set forth in Section 9.

(mm) “Restricted Stock” means a share of Common Stock granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(nn)  “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a share of Common Stock at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(oo)  “Rule 16b-3” has the meaning set forth in Section 3.

(pp)  “Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (1) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the shares of Common Stock covered by such Award or such portion thereof, over (2) the aggregate Exercise Price of such Award or such portion thereof.

(qq)  “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(rr)    “Transfer” has the meaning set forth in Section 15.

Section 3.        Administration.

The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)    to select those Eligible Recipients who shall be Participants;

(2)    to determine or assign the determination of whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)    to determine or assign the determination of the number of shares of Common Stock to be covered by each Award granted hereunder;

(4)    to determine or assign the determination of the terms and conditions of each Award or Award Agreement granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of shares of Common Stock or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5)    to determine or assign the determination of the terms and conditions which shall govern all written instruments evidencing Awards;

(6)    to determine the Fair Market Value in accordance with the terms of the Plan;

Annex B-6

(7)    to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8)    to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9)    to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10)  to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, including the Company and the Participants subject to any provisions as specified in a written employment or other agreement with Participant.

The expenses of administering the Plan shall be borne by the Company and its Affiliates.

If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4.        Shares of Common Stock Reserved for Issuance Under the Plan.

Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 10,000,000 shares of Common Stock, and (ii) the number of shares of Common Stock underlying forfeited Prior Plan Awards as provided in Section 4(b), below; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. The number of shares of Common Stock available for grant and issuance under this Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of 5,000,000 shares of Common Stock and (B) such lesser specified number of shares of Common Stock as determined by the Board. Post the adoption of this Plan, no further awards shall be made under the Prior Plans on or after the Effective Date, provided all Prior Plan Awards which are outstanding as of the Effective Date shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreement.

Shares of Common Stock issued under the Plan may, in whole or in part, be authorized but unissued shares of Common Stock or shares of Common Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase shares of Common Stock, the number of shares of Common Stock covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of shares of Common Stock available for granting Awards under the Plan. If any Award or Prior Plan Awards, as applicable, expire, lapse or are terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award or Prior Plan Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any share of Common Stock covered by such Award or Prior Plan Award, as applicable, not being issued or being so reacquired by the Company, the unused shares of Common Stock covered by such Award or Prior Plan Award, as applicable, shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to (1) satisfy the applicable exercise or purchase price of an Award or Prior Plan Award, and/or (2) to satisfy the applicable exercise or purchase price of an Award or Prior Plan Award, as applicable,

Annex B-7

and/or (3) to satisfy any applicable tax withholding obligation (including shares of Common Stock retained by the Company from an Award or Prior Plan Award, as applicable, being exercised or purchased and/or creating the tax obligations), in each case, shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of ISOs, the immediately preceding sentence shall be subject to any limitations under the Code.

In addition,

(1)    to the extent an Award or Prior Plan Award, as applicable, is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan, and

(2)    shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares of Common Stock shall no longer be available for grant under the Plan.

No more than 10,000,000 shares of Common Stock shall be issued pursuant to the exercise of ISOs. The number of shares that shall be issued pursuant to the exercise of ISOs under this Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) 5,000,000 shares of Common Stock; (B) such lesser specified number of shares of Common Stock as determined by the Board.

Section 5.        Equitable Adjustments.

In the event of any Change in Capitalization,

(i)     an equitable substitution or proportionate adjustment shall be made in the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4,

(ii)    the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan

(iii)   the kind, number and purchase price of a share of Common Stock or other securities the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or

(iv)   the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets, or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of a share of Common Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Annex B-8

Section 6.        Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7.        Options.

(a)     General.    Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)    Exercise Price.    The Exercise Price of a share of Common Stock purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c)     Option Term.    The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d)    Exercisability.    Each Option shall be subject to vesting or becoming exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e)     Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased, accompanied by payment in full of the aggregate Exercise Price of the share of Common Stock so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion subject to any provisions in a written agreement with the Participant, with respect to any Option or category of Options, payment in whole or in part may also be made:

(i)     by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of a share of Common Stock otherwise issuable upon exercise),

(ii)    in the form of a share of unrestricted Common Stock already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the share of Common Stock as to which such Option shall be exercised,

(iii)   by any other form of consideration approved by the Administrator and permitted by Applicable Laws, or

(iv)   by any combination of the foregoing.

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(f)     ISOs.    The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations, and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(g)    ISO Grants to 10% Stockholders.    Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the share of Common Stock on the date of grant.

(h)    $100,000 Per Year Limitation for ISOs.    To the extent the aggregate Fair Market Value (determined on the date of grant) of the share of Common Stock for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(i)     Disqualifying Dispositions.    Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any share of Common Stock acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such share of Common Stock before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the share of Common Stock by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any share of Common Stock acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such share of Common Stock.

(j)     Rights as Stockholder.    A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the share of Common Stock subject to an Option until the Participant has given written notice of the exercise thereof and has paid in full for such share of Common Stock and has satisfied the requirements of Section 15 hereof.

(k)    Termination of Employment or Service.    Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement or in a written employment or other agreement with the Participant.

(l)     Other Change in Employment or Service Status.    An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator subject to any provisions in a written agreement with the Participant.

Section 8.        Stock Appreciation Rights.

(a)     General.    Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be awarded, the Exercise Price per share of Common Stock, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more shares of Common Stock than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights

Annex B-10

granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement

(b)    Awards; Rights as Stockholder.    A Participant shall have no rights to dividends or any other rights of a stockholder with respect to shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c)     Exercise Price.    The Exercise Price of a share of Common Stock purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(d)    Exercisability.

(i)     Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii)    Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e)     Payment Upon Exercise.

(i)     Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of shares of Common Stock in respect of which the Free Standing Right is being exercised.

(ii)    A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of shares of Common Stock in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(iii)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of shares of Common Stock and cash).

(f)     Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g)    Term.

(i)     The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(ii)    The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h)    Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator subject to any provisions in a written agreement with the Participant.

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Section 9.        Restricted Stock and Restricted Stock Units.

(a)     General.    Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion subject to any provisions in a written employment or other agreement with the Participant, including, among other things, the number of shares of Common Stock to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant subject to any provisions in a written employment or other agreement with the Participant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

(b)    Awards and Certificates.    Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the shares of Common Stock covered by such Award. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in shares of Common Stock, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or Participant’s legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in shares of Common Stock (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, shares of Common Stock, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c)     Restrictions and Conditions.    The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(i)     The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability, subject to any provisions in a written employment agreement or other agreement with the Participant. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

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(ii)    Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of shares of Common Stock covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) shares of Common Stock in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(iii)   The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement or in a written employment agreement or other agreement with the Participant.

(d)    Form of Settlement.    Company shall, in accordance with the applicable Award Agreement and per this Plan, transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the settlement date, or a combination of cash and Shares as determined by the Administrator.

Section 10.        Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted subject to any provisions in a written employment or other agreement with the Participant. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards, subject to any provisions in a written employment or other agreement with the Participant. In the event that the Administrator grants a bonus in the form of shares of Common Stock, the shares of Common Stock constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11.        Change in Control.

Unless otherwise evidenced in an Award Agreement, employment agreement, or other written agreement with the Participant, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates prior to such Change in Control, then upon such Change in Control, the Administrator in its discretion, unless otherwise evidenced or in conflict with any provisions of an Award Agreement or a written employment agreement or any other written agreement with the Participant, may:

(i)     provide that any unvested or unexercisable portion of any Award carrying a right to exercise to become fully vested, settled and exercisable; and

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(ii)    cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and settled and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at least at target performance levels.

Notwithstanding the foregoing, in the event that a Participant’s employment is terminated by Company or by Participant for Good Reason upon a Change in Control or within thirty-six (36) months following receipt of an offer or any such event or trigger that results in a Change in Control, the time-vesting portion of any Award granted to such Participant shall accelerate, vest and settle immediately in full, and the performance-vesting portion of any such Award shall vest and settle immediately at least at target level, in each case upon the date of termination of employment or service of such Participant.

Section 12.        Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s written consent or impair the rights of a Participant pursuant to a written employment agreement or other agreement. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the shares of Common Stock are traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her written consent.

Section 13.        Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14.        Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award as determined by the Company, unless otherwise provided in a written employment agreement or other agreement with the Participant. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever shares of Common Stock or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations unless otherwise provided in a written employment or other agreement with the Participant; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of shares of Common Stock or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined or other date as specified by the Company and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the shares of Common Stock to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15.        Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any

Annex B-14

Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such shares of Common Stock or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16.        Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17.        Effective Date.

The Plan was approved by the Board on April 12, 2024 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Section 18.        Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19.        Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20.        Securities Matters and Regulations.

(a)     Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver shares of Common Stock with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b)    Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of shares of Common Stock is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of shares of Common Stock, no such Award shall be granted or payment made or shares of Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c)     In the event that the disposition of shares of Common Stock acquired pursuant to the Plan is not covered by the then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such shares of Common Stock shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving shares of Common Stock pursuant to the Plan, as a condition precedent to receipt of such shares of Common Stock, to represent to the Company in writing that the shares of Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Annex B-15

Section 21.        Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 22.        Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23.        No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24.        Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25.        Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26.        Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27.        Clawback.

Notwithstanding any other provisions in this Plan and subject to any provisions in a written employment agreement or other agreement with Participant, any Award received by a Participant which is subject to clawback under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company in conformity with such Applicable Law, government regulation or stock exchange listing requirement),

Annex B-16

may be subject to such clawback as are mandatorily required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company in conformity with any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 28.        Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 29.        Indemnification.

To the extent allowable pursuant to Applicable Law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, a written agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30.        Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31.        Successors.

The obligations of the Company under the Plan shall be fully binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets or business of the Company.

Section 32.        Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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01 - Ryan Costello 04 - Michael Hughes 02 - Rahul Mewawalla 03 - Greg Martin For Against Abstain For Against Abstain For Against Abstain For Against Abstain 1. Approve and ratify the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For Against Abstain Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03ZSZB Proposals — The Board of Directors unanimously recommends that you vote FOR Proposal 1, you vote FOR Proposal 2 (for all nominees) and A you vote FOR Proposal 3 Any other business will be transacted as may properly come before the 2024 Annual Meeting or any adjournments thereof and if necessary or appropriate, to authorize the adjournment of the 2024 Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the 2024 Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals 2. Approve the election of four (4) nominees as directors of the Company, each of whom are currently serving on the Board, to serve until the 2025 annual meeting of stockholders. (Please date this proxy card and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.) Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Stockholder Meeting Notice - MAWSON INFRASTRUCTURE GROUP INC 3. Adopt and approve the 2024 Omnibus Equity Incentive Plan. For Against Abstain If no electronic voting, delete QR code and control # You may vote online instead of mailing this card. Online Go to www.investorvote.com/MIGI or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MIGI

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/MIGI Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 12, 2024 Hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Mawson Infrastructure Group Inc. to be held on June 12, 2024 at 4.00pm Eastern Time. Shares represented by this proxy will be voted by the stockholder. If no directions are indicated, the Proxies will have authority to vote FOR Proposal 1, FOR Proposal 2 (for all nominees) and FOR Proposal 3. Proposals to be voted on at the meeting are listed on the reverse side. The Board of Directors recommend that you vote FOR Proposal 1, you vote FOR Proposal 2 (for all nominees) and you vote FOR Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) MAWSON INFRASTRUCTURE GROUP INC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The materials are available at: http://www.edocumentview.com/MIGI The 2024 Annual Meeting of Stockholders of Mawson Infrastructure Group Inc will be held on Wednesday, June 12, 2024 at 4:00 pm ET, virtually via the Internet at meetnow.global/MYRDZU5. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. 2024 Annual Meeting of Mawson Infrastructure Group Inc. Shareholders June 12, 2024 4.00pm Eastern Time